Subsequent Event	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Event
Note 19 - Subsequent Event
On January 1, 2026, Synovus completed the previously announced merger pursuant to the Merger Agreement in which Synovus and Pinnacle each merged with and into Newco simultaneously, with Newco continuing as the surviving corporation. In connection with the closing of the Merger, Newco changed its corporate name to Pinnacle Financial Partners, Inc. Upon completion of the Merger, the separate corporate existence of each of Synovus and Pinnacle ceased, and Newco became the parent holding company of the combined organization with its headquarters located in Atlanta, Georgia.
Immediately following the Merger, Pinnacle Bank, a Tennessee state-charted bank and wholly owned subsidiary of Pinnacle, became a member bank of the Federal Reserve System (the FRS Membership). Following the effectiveness of the FRS Membership, Synovus Bank, a Georgia state-chartered bank and wholly owned subsidiary of Synovus, merged with and into Pinnacle Bank, with Pinnacle Bank surviving the merger. As a result of the Bank Merger, the separate corporate existence of Synovus Bank ceased. Pinnacle Bank continues to operate under the name "Pinnacle Bank" and remains headquartered in Nashville, Tennessee.
Pursuant to the Merger Agreement, at the effective time of the Merger (the Effective Time), each share of Synovus common stock issued and outstanding immediately prior to the Effective Time (other than shares excluded in accordance with the Merger Agreement) was converted into the right to receive 0.5237 shares of Newco common stock. Holders of Synovus common stock who otherwise would have been entitled to receive fractional shares of Newco common stock received cash in lieu of such fractional shares. All shares converted in the Merger were cancelled and retired at the Effective Time.
In addition, each outstanding share of Synovus' Series D Preferred Stock, and each outstanding share of Synovus' Series E Preferred Stock, was automatically converted into corresponding shares of Newco Series A Preferred Stock and Series B Preferred Stock, respectively.
Each outstanding restricted share unit award in respect to Synovus common stock was assumed by Newco and converted into a corresponding restricted share unit related to Newco common stock. The number of Newco shares underlying each assumed award was equal to the product of the number of Synovus shares subject to the award immediately prior to the Effective Time and 0.5237, rounded up to the nearest whole share. All other terms and conditions of each assumed Synovus restricted share unit award continued unchanged.
Each outstanding Synovus performance share unit award vested in full, with performance deemed achieved at the maximum level, and was converted into the right to receive a number of shares of Newco common stock equal to the maximum number of Synovus shares subject to the award multiplied by 0.5237, rounded up to the nearest whole share, less applicable tax withholdings.
In addition, Synovus stock options were converted and cancelled in accordance with the Merger Agreement. The Employee Stock Purchase Plan was assumed in accordance with the Merger Agreement.
The provisions of the indentures governing Synovus’ long-term debt contain certain restrictions within specified limits on mergers, sales of all or substantially all of Synovus' assets, and limitations on sales and issuances of voting stock of subsidiaries and Synovus’ ability to pay dividends on its capital stock if there is an event of default under the applicable indenture. These covenants were not breached by the Merger.